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                                                                   Exhibit 10.3


                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


                 Amendment No. 1 to the Registration Rights Agreement referred to below, dated as of October 9, 1996 ("Amendment No. 1"), among All-Comm Media Corporation, a Nevada corporation (the "Company"), and J. Jeremy Barbera, Janet Sautkulis and Robert M. Budlow (the "Shareholders").

                 The Company and the Shareholders are parties to a Registration Rights Agreement, dated as of October 9, 1996 (as in effect on the date hereof, the "Registration Rights Agreement"), which the Company and the Shareholders desire to amend as set forth herein.

                 Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                 Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms used but not defined herein have the meanings given to such terms in the Registration Rights Agreement.

                 Section 2. Amendments. Subject to the execution and delivery of this Amendment No. 1 by the parties hereto, but effective as of the date hereof, the Registration Rights Agreement shall be amended as follows:

                 2.01 Section 2(a) of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

                 (a) In the event the Holders are not notified of the filing of a registration statement as provided in Section 4 of this agreement within nine (9) months after the completion of an underwritten public offering by the Company of its securities ("Public Offering") (or by December 31, 1997, if such an underwritten public offering has not been completed by March 31, 1997), any Requesting Holders may make a written request to the Company (specifying that it is being made pursuant to this Section 2) that the Company file a registration statement under the 1933 Act (or a similar document pursuant to any other statute then in effect corresponding to the 1933 Act) covering the registration of Registrable Stock. In such event, the Company shall (x) within ten (10) days thereafter notify in writing all other Holders of Registrable Stock of such request, and (y) use its best efforts to




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         cause to be registered under the 1933 Act all Registrable Stock that the Requesting Holders and such other Holders have, within thirty (30) days after the Company has given such notice, requested be registered.

                 2.02 The first sentence of Section 4 of the Registration Rights Agreement is hereby amended to read in its entirety as follows:

         Commencing nine (9) months after the completion of a Public Offering (or, if such a Public Offering has not been completed by March 31, 1997, commencing December 31, 1997), if the Company determines that it shall file a registration statement under the 1933 Act (other than a registration statement on Form S-4 or Form S-8 or filed in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders) on any form that would also permit the registration of the Registrable Stock and such filing is to be on its behalf and/or on behalf of selling holders of its securities for the general registration of its common stock to be sold for cash, at each such time the Company shall promptly given each Holder written notice of such determination setting forth the date on which the Company proposes to file such registration statement, which date shall be no earlier than forty (40) days after the date of such notice and advising each Holder of such Holder's right to have Registrable Stock included in such registration statement.

                 Section 3. Miscellaneous. As amended hereby, the Registration Rights Agreement shall remain in full force and effect. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York, without regard to the conflict of law rules and principles thereof.






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to be duly executed and delivered as of the day and year first above written.

                                      ALL-COMM MEDIA CORPORATION


                                      By/s/     Barry Peters
                                        ---------------------------------------
                                        Name:   Barry Peters
                                        Title:  Chairman of the Board and Chief
                                                Executive Officer



                                        /s/ J. Jeremy Barbera
                                        ---------------------------------------
                                            J. Jeremy Barbera


                                        /s/ Janet Sautkulis
                                        ---------------------------------------
                                            Janet Sautkulis





                                         /s/ Robert M. Budlow
                                         --------------------------------------
                                             Robert M. Budlow